UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2010

DivX, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33029	33-0921758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4780 Eastgate Mall San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 882-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On June 1, 2010, DivX, Inc. (“DivX”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sonic Solutions, a California corporation (“Sonic”), Siracusa Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Sonic (“Merger Sub I”) and Siracusa Merger LLC, a Delaware limited liability company and a wholly-owned subsidiary of Sonic (“Merger Sub II”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub I will merge with and into DivX (the “First Merger”), with DivX continuing as the surviving entity following the First Merger, and immediately following the First Merger DivX will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Transaction”), with Merger Sub II continuing as the surviving entity following the Transaction.

On August 25, 2010, DivX, Sonic, Merger Sub I and Merger Sub II entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”). The Amendment provides that “in-the-money” options to purchase shares of Common Stock of DivX that are held by individuals who will not continue as employees of Sonic following the closing of the First Merger will automatically be converted at the closing of the First Merger to the right to receive $3.75 in cash and 0.514 shares of Common Stock of Sonic, with cash paid in respect of fractional shares, for each share of Common Stock of DivX calculated to be issuable upon exercise of such stock option using the following formula:

X =	Y (A-B)
A

Where:	X =	the number of shares of Common Stock of DivX, rounded down to the nearest whole share, to be used for the purposes of determining the amount of cash and the number of shares of Common Stock of Sonic for which the stock option will be automatically converted at the closing of the First Merger;

	Y =	the maximum number of shares of Common Stock of DivX for which the stock option would be exercisable as of immediately prior to the closing of the First Merger without giving effect to any vesting or other restrictions applicable to the stock option;

	A =	$3.75 plus the product of (i) 0.514 and (ii) the closing price for a share of Common Stock of Sonic, rounded to the nearest one-tenth of a cent, as reported on Nasdaq for the trading day immediately prior to the closing of the First Merger; and

	B =	the exercise price of the stock option as of immediately prior to the closing of the First Merger.

The foregoing summary of certain terms of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto. The summary of the terms of the Amendment, as well as the text of the Amendment included in this Form 8-K, are intended to provide information regarding the material terms of the Amendment and are not intended to modify or supplement any factual disclosures about DivX or Sonic contained in their respective reports or statements filed with the SEC or other public information.

Additional Information and Where to Find It

This communication is not a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of Sonic, and it is not a substitute for any proxy statement or other filings that may be made with the SEC with respect to the Transaction. In connection with the proposed Transaction, Sonic has filed a registration statement on Form S-4 containing a joint proxy statement/prospectus of Sonic and DivX. Investors and security holders are urged to carefully read the Registration Statement on Form S-4 and related joint proxy statement/prospectus and other documents filed with the SEC by Sonic and DivX, because they contain important information about Sonic, DivX and the proposed Transaction, including with respect to risks and uncertainties that could delay or prevent the completion of the Transaction. Such documents are available free of charge at the SEC website (www.sec.gov), from Sonic and its corporate website (www.sonic.com) or from DivX and its corporate website (www.divx.com).

Sonic, DivX and their respective directors, executive officers and other members of their management may be deemed to be soliciting proxies from shareholders of Sonic or DivX in favor of the proposed Transaction. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests in the proposed Transaction of persons who may, under the rules of the SEC, be considered participants in the solicitation of these shareholders in connection with the proposed Transaction by reading the joint proxy statement/prospectus described above. Additional information about the directors and executive officers of Sonic may be found in its definitive proxy statement filed with the SEC on October 1, 2009. Additional information about the directors and executive officers of DivX may be found in its definitive proxy statement filed with the SEC on April 20, 2010. Such documents are available free of charge at the SEC website (www.sec.gov), from Sonic and its corporate website (www.sonic.com) or from DivX and its corporate website (www.divx.com).

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the timing of the Transaction and satisfaction of conditions to the First Merger, and other statements that are regarding future events and not historical facts. The forward-looking statements included herein represent the current judgment and expectations of the respective companies, but actual results are subject to risks and uncertainties and could differ materially from those expressed or implied by forward-looking statements. Neither DivX nor Sonic intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under the federal securities laws.

The potential risks and uncertainties include: uncertainties as to the timing of the Transaction due to the need to meet regulatory requirements; approval of the transaction by the stockholders of the companies and the satisfaction of other closing conditions to the Transaction; and dependence on third parties. These and other risks and uncertainties, which are described in more detail in DivX’s and Sonic’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 25, 2010, by and among Sonic Solutions, Siracusa Merger Corporation, Siracusa Merger LLC and DivX, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVX, INC.

Dated: August 25, 2010	By:	/S/ KEVIN HELL
	Name:	Kevin Hell
	Title:	Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 25, 2010, by and among Sonic Solutions, Siracusa Merger Corporation, Siracusa Merger LLC and DivX, Inc.